ALLIANCE
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                                    BOND FUND
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                                 CORPORATE BOND
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                                    PORTFOLIO
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                                                               Semi-Annual
                                                               Report
                                                               December 31, 1999

                                                         Alliance Capital [LOGO]

LETTER TO SHAREHOLDERS               Alliance Bond Fund Corporate Bond Portfolio
================================================================================

February 24, 2000

Dear Shareholder:

This report provides the performance, investment strategy and outlook for the Alliance Bond Fund Corporate Bond Portfolio (the "Fund") over the reporting period ended December 31, 1999. The objective of the Fund is to maximize income over the long term, while providing reasonable safety in the value of each shareholder's investment. Secondarily, the Fund seeks capital appreciation. The Fund invests primarily in a diversified portfolio of investment-grade and non-investment-grade corporate bonds issued by domestic and foreign issuers that we expect to benefit from improving credit and economic fundamentals. The Fund may also hold debt issued by the U.S. and foreign governments.

INVESTMENT RESULTS

The following table shows how your Fund performed for the six- and twelve-month periods ended December 31, 1999. For comparison, we have included the performance for the Fund's benchmark index, as represented by the Lehman Brothers Aggregate Bond Index, as well as the returns for the Lipper Corporate Debt Funds BBB-Rated Average.

We are pleased to report that over the six- and twelve-month periods, your Fund outperformed both its benchmark and the Lipper Corporate Debt Funds BBB-Rated Average. The Fund's outperformance over both periods is a result of good corporate security selection. Also, our emerging market and high-yield sector exposure enhanced performance. The emerging market debt sector outperformed all other bond market sectors during both the six- and twelve-month periods as global economic growth improved and commodity prices firmed. Over the twelve-month period the high-yield debt sector was the strongest performing U.S. bond market sector. The benchmark does not hold high-yield or emerging market debt securities.

--------------------------------------------------------------------------------
INVESTMENT RESULTS*

Periods Ended December 31, 1999

                                        Total Returns
                                6 Months            12 Months
                           ------------------  ------------------
Alliance Bond Fund
   Corporate Bond
   Portfolio
   Class A                        3.29%               1.94%
   Class B                        2.89%               1.25%
   Class C                        2.89%               1.18%

Lehman Brothers
   Aggregate Bond
   Index                          0.56%              -0.82%

Lipper Corporate Debt
   Funds BBB-Rated
   Average                        0.13%              -1.68%

* The Fund's investment results are total returns for the periods and are based on the net asset value of each class of shares. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Past performance is no guarantee of future results.

      The Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Mortgage-Backed Securities Index, the Lehman Brothers Asset-Backed Securities Index and the Lehman Brothers Government/Corporate Bond Index. The unmanaged Lipper Corporate Debt Funds BBB-Rated Average (the "Lipper Average") is based on the performance of a universe of funds that invest at least 65% of their assets corporate and government debt issues rated in the top four grades. For the six- and twelve-month periods ended December 31, 1999, the Lipper Average consisted of 138 and 132 funds, respectively. An investor cannot invest directly in an index or an average.

      Additional investment results appear on page 3.
--------------------------------------------------------------------------------

MARKET OVERVIEW

1999 was a poor year for the domestic U.S. fixed-income market. The U.S. bond market, as measured by the Lehman Brothers Aggregate Bond Index returned -0.82% in 1999. Strong U.S. growth, rising inflation fears, and a string of interest rate hikes by the U.S. Federal Reserve took a predictable toll on bonds. The "structured" classes consisting of mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities

                                     Alliance Bond Fund Corporate Bond Portfolio
================================================================================

posted the best returns during the year. Mortgage-backed securities led the group with a +1.86% return for 1999. The prepayment risk embedded in many of these securities, as well as their generally shorter durations, helped cushion their price declines in 1999's rising interest rate environment. U.S. government bonds, as measured by the Lehman Brothers U.S. Government Bond Index, posted the worst returns during 1999, declining 2.2%.

Investment-grade corporates as a class posted a loss of -1.96%, as represented by the Lehman Brothers Corporate Bond Index, for the year. Rising interest rates, liquidity concerns related to Y2K and large corporate debt issuance in the summer months hurt the performance of investment-grade corporate securities. The high-yield sector returned 2.4% for the year. In addition, rising default rates and mutual fund outflows dampened high-yield debt returns.

Emerging market debt was the standout best performer among the fixed-income sectors during 1999 as global economic growth improved and commodity prices firmed. With a total return for the year of +25.97% (+19.70% excluding Russia), and a fourth-quarter gain of +12.58% (+9.60% excluding Russia), emerging market debt far outdistanced its fixed-income competition and rivaled U.S. equity benchmarks. The annual results for the calendar year 1999 were in part generated by the low end-1998 starting point; the JP Morgan Emerging Markets Bond Index-Plus did not regain its high of May 1998 until the middle of December 1999. Among the individual markets, Russia posted the best return. Rising oil prices along with progress in restructuring Soviet-era debt helped the performance of Russian debt. Also, the big three Latin markets of Argentina, Brazil, and Mexico scored impressive results of +12.97%, +40.68% and +15.30% for the year as their economies strengthened.

INVESTMENT STRATEGY

We have continued to emphasize the cable and communication industries and we expect these sectors to benefit from ongoing deregulation and restructuring. Also, we have maintained exposure to the utility, electric and gas sectors as well as the finance sector. In the emerging markets, we have securities in Russia and Brazil. We also purchased Republic of Turkey securities. Fiscal reforms, an International Monetary Fund support package, and the growing probability of membership in the European Union have caused Turkish bonds to perform well.

OUTLOOK

With economic growth strong and temporary upward pressure on inflation, we expect tighter monetary policy in the U.S. during the first half of the year. Long-term interest rates will trend up modestly from current levels in this environment. After widening dramatically during the third quarter of 1999, yield premiums in non-Treasury sectors have narrowed, although not to the levels seen in mid-1997. We expect these premiums to narrow somewhat from current levels, but not to return to the previous tight levels of 1997. As we have stated previously, corporate security selection will become increasingly important.

We believe that ongoing reforms and a favorable global economic backdrop will make the emerging market debt sector the best performing sector of fixed-income securities for many months to come. Stronger global growth coupled with the recent firming in commodity prices will continue to provide the environment necessary for emerging countries to gradually improve their credit profiles.

Thank you for your continued interest and investment in the Alliance Bond Fund Corporate Bond Portfolio. We look forward to reporting its progress to you in the coming months,

Sincerely,


/s/ John D. Carifa
John D. Carifa
Chairman and President


/s/ Wayne D. Lyski
Wayne D. Lyski
Senior Vice President

INVESTMENT OBJECTIVE AND POLICIES    Alliance Bond Fund Corporate Bond Portfolio
================================================================================

Alliance Bond Fund Corporate Bond Portfolio seeks to maximize income over the long-term consistent with providing reasonable safety in the value of each share-holder's investment; secondarily, the Fund will seek capital appreciation. It invests primarily in a diversified portfolio of corporate bonds issued by domestic and foreign issuers.

INVESTMENT RESULTS
================================================================================

NAV and SEC Average Annual Total Returns as of December 31, 1999

--------------------------------------------------------------------------------
                                 Class A Shares
--------------------------------------------------------------------------------
                                     Without                With
                                  Sales Charge          Sales Charge
                                  ----------------------------------
One Year                               1.94%                -2.42%
Five Years                             9.92%                 8.96%
10 Years                               9.99%                 9.51%

SEC Yield**                            7.66%

--------------------------------------------------------------------------------
                                 Class B Shares
--------------------------------------------------------------------------------
                                     Without                With
                                  Sales Charge          Sales Charge
                                  ----------------------------------
One Year                               1.25%                -1.56%
Five Years                             9.17%                 9.17%
Since Inception*(a)                    8.44%                 8.44%

SEC Yield**                            7.28%

--------------------------------------------------------------------------------
                                 Class C Shares
--------------------------------------------------------------------------------
                                     Without                With
                                  Sales Charge          Sales Charge
                                  ----------------------------------
One Year                               1.18%                 0.24%
Five Years                             9.17%                 9.17%
Since Inception*                       6.91%                 6.91%

SEC Yield**                            7.28%

The Fund's investment results represent Average Annual Total Returns. The NAV and SEC returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without (NAV) and with (SEC) the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (3% year 1, 2% year 2, 1% year 3, 0% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

*     Since Inception: 1/8/93 Class B; 5/3/93 Class C.

** SEC Yields are based on SEC guidelines and are calculated on 30 days ended December 31, 1999.

(a)   Assumes conversion of Class B shares into Class A shares after six years.

--------------------------------------------------------------------------------
Shares of the Fund are not deposits or obligations of, guaranteed or endorsed by, any bank; further, such shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Shares of the Fund involve investment risks, including the possible loss of principal.
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
December 31, 1999 (unaudited)        Alliance Bond Fund Corporate Bond Portfolio
================================================================================

Standard &                                  Principal
Poor's                                       Amount
Ratings                                       (000)               Value
--------------------------------------------------------------------------------
         CORPORATE DEBT
            OBLIGATIONS-59.5%
         AIR TRANSPORTATION-3.6%
BBB      United Airlines
            9.56%, 10/19/18.............    $ 41,716     $   45,312,128
                                                         --------------
         AUTOMOTIVE-4.6%
BBB-     Federal Mogul Corp.
            7.50%, 1/15/09 (a)..........      17,000         15,166,703
            7.875%, 7/01/10 (a).........      47,800         42,582,391
                                                         --------------
                                                             57,749,094
                                                         --------------
         BROADCASTING/
            MEDIA-7.3%
BBB-     CBS Corp.
            8.625%, 8/01/12.............      26,919         28,430,017
BBB-     News America, Inc.
            7.30%, 4/30/28..............      69,000         61,892,724
                                                         --------------
                                                             90,322,741
                                                         --------------
         CABLE-8.4%
BB+      CSC Holdings, Inc.
            7.25%, 7/15/08..............      20,000         19,050,000
            7.625%, 7/15/18.............      37,400         34,969,000
            7.875%, 2/15/18.............      11,310         10,829,325
B-       United Pan-Europe
            Communications N.V.
            11.25%, 11/01/09 (b)........      39,000         40,218,750
                                                         --------------
                                                            105,067,075
                                                         --------------
         CHEMICALS-4.3%
BBB-     Equistar Chemicals LP
            8.75%, 2/15/09..............      54,400         53,690,189
                                                         --------------
         COMMUNICATIONS-5.6%
B        Nextel Communications,
            Inc.
            9.375%, 11/15/09 (b)........      30,000         29,550,000
B-       RSL Communications PLC
            9.875%, 11/15/09 (b)........      10,000          8,900,000
BB-      Williams Communications
            Group, Inc.
            10.875%, 10/01/09...........      29,500         30,975,000
                                                         --------------
                                                             69,425,000
                                                         --------------
         FINANCIAL-8.8%
A+       Auburn Hills Trust
            12.00%, 5/01/20.............      38,720         56,170,097
A+       Goldman Sachs Group, Inc.
            7.35%, 10/01/09.............      33,000         32,289,906
BBB-     Westinghouse Credit Corp.
            8.875%, 6/14/14.............      20,000         20,990,040
                                                         --------------
                                                            109,450,043
                                                         --------------
         INSURANCE - 5.2%
BBB+     Arkwright CSN Trust
            9.625%, 8/15/26 (b).........      38,500         38,799,376
BBB-     Delphi Funding LLC
            Series A
            9.31%, 3/25/27 (c)..........      29,450         25,401,980
                                                         --------------
                                                             64,201,356
                                                         --------------
         PUBLIC UTILITIES -
            TELEPHONE-2.4%
BB       AES Corp.
            9.50%, 6/01/09..............      29,000         29,398,750
                                                         --------------
         PUBLIC UTILITIES-9.3%
BB       CMS Energy Corp.
            7.50%, 1/15/09..............      23,500         21,247,572
BBB-     Niagara Mohawk Power
            Corp.
            8.50%, 7/01/10 (d)..........      78,866         59,630,977
BBB-     Selkirk Cogen Funding
            Corp.
            8.98%, 6/26/12..............      35,000         35,170,660
                                                         --------------
                                                            116,049,209
                                                         --------------
         Total Corporate Debt
            Obligations
            (cost $781,016,418).........                    740,665,585
                                                         --------------
         YANKEES-18.8%
         COMMUNICATIONS-1.0%
BBB      Metronet Communications
            Corp.
            9.95%, 6/15/08 (d)..........      15,500         12,245,000
                                                         --------------
         FINANCIAL-11.3%
A+       Dresdner Funding Trust I
            8.151%, 6/30/31 (b).........      58,715         55,429,720
A-       KBC Bank Funding
            Trust III
            9.86%, 11/29/49.............      57,000         59,094,579
BBB-     MC Cuernavaca Trust
            9.25%, 7/25/01 (b)..........      18,818         16,089,181
BBB-     Petrozuata Finance, Inc
            8.22%, 4/01/17 (b)(c).......      14,500         10,113,750
                                                         --------------
                                                            140,727,230
                                                         --------------
         INDUSTRIAL-0.7%
C        Grupo Mexicano de
            Desarrollo, SA
            8.25%, 2/17/01 (e)(f).......      29,200          8,760,000
                                                         --------------

                                     Alliance Bond Fund Corporate Bond Portfolio
================================================================================

                                            Shares or
Standard &                                  Principal
Poor's                                       Amount
Ratings                                       (000)               Value
================================================================================
         TELEPHONE
            UTILITY-4.7%
BBB      TPSA Finance BV
            7.75%, 12/10/08 (b).........    $ 63,000     $   58,747,500
                                                         --------------
         UTILITY-1.1%
BB-      Empresa Electrica Del
            Norte, SA
            7.75%, 3/15/06 (b)..........      35,240         13,417,101
                                                         --------------
         Total Yankees
            (cost $277,151,508).........                    233,896,831
                                                         --------------
         SOVEREIGN DEBT
            OBLIGATIONS-10.9%
         RUSSIA-4.8%
CCC+     Russia Ministry of
            Finance
            12.75%, 6/24/28 (b).........      86,000         60,200,000
                                                         --------------
         BRAZIL-3.9%
B+       Republic of Brazil
            10.125%, 5/15/27............      50,000         43,500,000
            14.50%, 10/15/09............       5,000          5,550,000
                                                         --------------
                                                             49,050,000
                                                         --------------
         TURKEY-2.2%
B        Republic of Turkey
            12.375%, 6/15/09............      25,000         26,875,000
                                                         --------------
         Total Sovereign Debt
            Obligations
            (cost $120,828,900).........                    136,125,000
                                                         --------------
         U.S. GOVERNMENT
            OBLIGATIONS-9.4%
AAA      U.S. Treasury Bonds
            Zero coupon, 5/15/17........     225,000         69,391,575
            5.25%, 2/15/29..............      35,000         28,962,500
            6.125%, 8/15/29.............      20,000         19,075,000
                                                         --------------
         Total U.S. Government
            Obligations
            (cost $119,671,378).........                    117,429,075
                                                         --------------
         PREFERRED STOCK-4.3%
         FINANCIAL-4.3%
BBB+     Centaur Funding Corp.
            Series B
            9.08%, (b)
            (cost $54,758,500)..........          53         53,540,865
                                                         --------------
         SHORT-TERM
            INVESTMENT-1.1%
         State Street Euro Dollar
            3.00%, 1/03/00
            (cost $14,227,000)..........      14,227         14,227,000
                                                         --------------
         TOTAL
            INVESTMENTS-104.0%
            (cost $1,367,653,705).......                  1,295,884,356
         Other assets less
            liabilities-(4.0%)..........                    (49,905,369)
                                                         --------------
         NET ASSETS-100%................              $   1,245,978,987
                                                         ==============
--------------------------------------------------------------------------------

(a)   Fitch's Rating

(b) Securities exempt from Registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At December, 31, 1999, these securities amounted to $385,006,243 or 30.9% of net assets.

(c)   Duff & Phelp's Rating

(d) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(e)   Moody's Rating

(f)   Security is in default and is non-income producing.

      See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999 (unaudited)        Alliance Bond Fund Corporate Bond Portfolio
================================================================================

ASSETS
    Investments in securities, at value (cost $1,367,653,705) ...........................................            $1,295,884,356
    Cash ................................................................................................                       902
    Interest receivable .................................................................................                24,790,779
    Receivable for capital stock sold ...................................................................                 1,404,026
                                                                                                                     --------------
    Total assets ........................................................................................             1,322,080,063
                                                                                                                     --------------
LIABILITIES
    Payable for investment securities purchased .........................................................                69,772,500
    Dividends payable ...................................................................................                 3,014,128
    Payable for capital stock redeemed ...............................................................                 1,560,932
    Distribution fee payable ............................................................................                   783,155
    Advisory fee payable ................................................................................                   586,297
    Accrued expenses ....................................................................................                   384,064
                                                                                                                     --------------
    Total liabilities ...................................................................................                76,101,076
                                                                                                                     --------------
NET ASSETS ..............................................................................................            $1,245,978,987
                                                                                                                     ==============
COMPOSITION OF NET ASSETS
    Capital stock, at par ...............................................................................            $      100,880
    Additional paid-in capital ..........................................................................             1,472,656,083
    Distributions in excess of net investment income ....................................................                (1,879,866)
    Accumulated net realized loss on investment transactions ............................................              (153,128,761)
    Net unrealized depreciation of investments ..........................................................               (71,769,349)
                                                                                                                     --------------
                                                                                                                     $1,245,978,987
                                                                                                                     ==============
CALCULATION OF MAXIMUM OFFERING PRICE
    Class A Shares
    Net asset value and redemption price per share
       ($475,150,264 / 38,473,628 shares of capital stock issued and outstanding) .......................                    $12.35
    Sales charge-4.25% of public offering price .........................................................                       .55
                                                                                                                             ------
    Maximum offering price ..............................................................................                    $12.90
                                                                                                                             ======
    Class B Shares
    Net asset value and offering price per share
       ($564,375,711 / 45,691,081 shares of capital stock issued and outstanding) .......................                    $12.35
                                                                                                                             ------
    Class C Shares
    Net asset value and offering price per share
       ($206,453,012 / 16,714,903 shares of capital stock issued and outstanding) .......................                    $12.35
                                                                                                                             ======

--------------------------------------------------------------------------------

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended December 31, 1999 (unaudited)
                                     Alliance Bond Fund Corporate Bond Portfolio
================================================================================

INVESTMENT INCOME
    Interest ............................................................................         $ 57,473,003
    Dividends ...........................................................................            3,675,383          $61,148,386
                                                                                                  -----------
EXPENSES
    Advisory fee ........................................................................            3,512,316
    Distribution fee - Class A ..........................................................              710,143
    Distribution fee - Class B ..........................................................            2,999,904
    Distribution fee - Class C ..........................................................            1,029,167
    Transfer agency .....................................................................            1,133,992
    Audit and legal .....................................................................              249,872
    Printing ............................................................................              167,468
    Registration ........................................................................              132,112
    Custodian ...........................................................................              131,908
    Administrative ...................................................................               59,932
    Directors' fees .....................................................................                7,168
    Miscellaneous .......................................................................               69,931
                                                                                                   -----------
    Total expenses ......................................................................                                10,203,913
                                                                                                                        ------------
    Net investment income ...............................................................                                50,944,473
                                                                                                                        ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    Net realized loss on investment transactions ........................................                               (39,197,665)
    Net change in unrealized appreciation/depreciation of investments ...................                                25,390,455
                                                                                                                        ------------
    Net loss on investments .............................................................                               (13,807,210)
                                                                                                                        ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS ..............................................                               $ 37,137,263
                                                                                                                        ============

--------------------------------------------------------------------------------

See notes to financial statements.

STATEMENT OF CHANGES
IN NET ASSETS                        Alliance Bond Fund Corporate Bond Portfolio
================================================================================

                                                                                           Six Months Ended
                                                                                           December 31, 1999          Year Ended
                                                                                              (unaudited)            June 30, 1999
                                                                                            ---------------         ---------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
    Net investment income ..........................................................        $    50,944,473         $   105,021,981
    Net realized loss on investments and options transactions ......................            (39,197,665)            (94,827,759)
    Net change in unrealized appreciation/depreciation of investments ..............             25,390,455             (72,905,227)
                                                                                            ---------------         ---------------
    Net increase (decrease) in net assets from operations ..........................             37,137,263             (62,711,005)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income
       Class A .....................................................................            (20,562,606)            (40,134,019)
       Class B .....................................................................            (23,713,980)            (49,607,825)
       Class C .....................................................................             (8,176,101)            (16,944,532)
    Distributions in excess of net investment income
       Class A .....................................................................                    -0-                (139,815)
       Class B .....................................................................                    -0-                (172,818)
       Class C .....................................................................                    -0-                 (59,019)
    Tax return of capital
       Class A .....................................................................                    -0-              (1,516,771)
       Class B .....................................................................                    -0-              (1,874,797)
       Class C .....................................................................                    -0-                (640,254)
CAPITAL STOCK TRANSACTIONS
    Net increase (decrease) ........................................................            (49,748,448)             47,542,470
                                                                                            ---------------         ---------------
    Total decrease .................................................................            (65,063,872)           (126,258,385)
NET ASSETS
    Beginning of year ..............................................................          1,311,042,859           1,437,301,244
                                                                                            ---------------         ---------------
    End of period ..................................................................        $ 1,245,978,987         $ 1,311,042,859
                                                                                            ===============         ===============

--------------------------------------------------------------------------------

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
December 31, 1999 (unaudited)        Alliance Bond Fund Corporate Bond Portfolio
================================================================================

NOTE A: Significant Accounting Policies

Alliance Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of three portfolios: the Corporate Bond Portfolio, the Quality Bond Portfolio and the U.S. Government Portfolio. The Quality Bond Portfolio commenced operations on July 1, 1999. Each series is considered to be a separate entity for financial reporting and tax purposes. The accompanying financial statements and notes include the operations of the Corporate Bond Portfolio (the "Portfolio") only. The Portfolio offers three classes of shares: Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price, or if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked prices provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Taxes

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Dividend income is recorded on ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. The Portfolio accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

4. Income and Expenses

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each settled class of shares, based on proportionate interest in the Portfolio represented by the net assets of such class, except that the Portfolio's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.

                                                        Alliance Bond Fund
NOTES TO FINANCIAL STATEMENTS (cont.)                   Corporate Bond Portfolio
================================================================================

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification.

--------------------------------------------------------------------------------

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Portfolio pays Alliance Capital Management L.P. (the "Adviser"), an advisory fee at an annual rate of
 .625 of 1% of the first $500 million and .50 of 1% in excess of $500 million of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Portfolio paid $59,932 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the six months ended December 31, 1999.

The Portfolio compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $798,086 for the six months ended December 31, 1999.

For the six months ended December 31, 1999, the Fund's expenses were reduced by $43,864 under an expense offset arrangement with Alliance Fund Services, Inc.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Portfolio's shares. The Distributor has advised the Fund that it has received front-end sales charges of $48,712 from the sales of Class A shares and $2,435, $513,231 and $30,223 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended December 31, 1999.

--------------------------------------------------------------------------------

NOTE C: Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the Portfolio's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amount of $15,195,621 and $3,524,962 for Class B and Class C shares, respectively. Such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

--------------------------------------------------------------------------------

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $967,890,637 and $1,143,142,865, respectively, for the six months ended December 31, 1999. There were purchases of $1,123,744,872 and sales of $1,003,063,239 of U.S. government and government agency obligations for the six months ended December 31, 1999.

At December 31, 1999, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly,

                                     Alliance Bond Fund Corporate Bond Portfolio
================================================================================

gross unrealized appreciation of investments was $20,404,840 and gross unrealized depreciation of investments was $92,174,189 resulting in net unrealized depreciation of $71,769,349.

At June 30, 1999, the Portfolio had a net capital loss carryforward for federal income tax purposes of $15,072,336, of which $2,817,216 expires in the year 2003, $3,517,339 expires in the year 2004 and $8,737,781 expires in 2007. During the tax year ended June 30, 1999, $258,361 of the capital loss carryforward expired unutilized.

1. Options Transactions

For hedging and investment purposes, the Portfolio purchases and writes (sells) put and call options on debt securities that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from option transactions. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security purchased by the Portfolio. The risk involved in writing an option is that, if the option was exercised the underlying security could then be purchased or sold by the Portfolio at a disadvantageous price.

For the period ended December 31, 1999, the Fund did not engage in written options transactions.

--------------------------------------------------------------------------------

NOTE E: Capital Stock

There are 750,000,000 shares of $.001 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C shares. Each class consists of 250,000,000 authorized shares. Transactions in capital stock were as follows:

                                                     ------------------------------------      ------------------------------------
                                                                     SHARES                                    AMOUNT
                                                     ------------------------------------      ------------------------------------
                                                     Six Months Ended        Year Ended        Six Months Ended        Year Ended
                                                     December 31, 1999        June 30,         December 31, 1999        June 30,
                                                        (unaudited)             1999              (unaudited)             1999
                                                     -----------------      -------------      -----------------      -------------
Class A
Shares sold ....................................           3,219,525            9,281,074        $  39,136,079        $ 121,721,663
Shares issued in reinvestment of
    dividends and distributions ................             894,223            1,871,312           11,544,722           24,412,990
Shares converted from Class B ..................           2,355,660            2,549,408           28,873,689           33,041,496
Shares redeemed ................................          (6,107,993)         (11,561,679)         (75,306,515)        (150,909,101)
                                                       -------------        -------------        -------------        -------------
Net increase ...................................             361,415            2,140,115        $   4,247,975        $  28,267,048
                                                       =============        =============        =============        =============

                                                        Alliance Bond Fund
NOTES TO FINANCIAL STATEMENTS (cont.)                   Corporate Bond Portfolio
================================================================================

                                                     ------------------------------------      ------------------------------------
                                                                     SHARES                                    AMOUNT
                                                     ------------------------------------      ------------------------------------
                                                     Six Months Ended        Year Ended        Six Months Ended        Year Ended
                                                     December 31, 1999        June 30,         December 31, 1999        June 30,
                                                        (unaudited)             1999              (unaudited)             1999
                                                     -----------------      -------------      -----------------      -------------
Class B
Shares sold ....................................           4,361,113           16,818,038        $  51,951,521        $ 220,446,343
Shares issued in reinvestment of
    dividends and distributions ................             865,607            2,365,693           12,511,513           30,713,980
Shares converted to Class A ....................          (2,355,098)          (2,550,208)         (28,873,689)         (33,041,496)
Shares redeemed .............................          (7,666,653)         (13,547,224)         (94,480,166)        (176,394,184)
                                                       -------------        -------------        -------------        -------------
Net increase (decrease) ........................          (4,795,031)           3,086,299        $ (58,890,821)       $  41,724,643
                                                       =============        =============        =============        =============
Class C
Shares sold ....................................           5,687,912           12,477,675        $  68,885,523        $ 163,058,138
Shares issued in reinvestment of
    dividends and distributions ................             282,667              834,414            4,769,605           10,892,319
Shares redeemed ................................          (5,606,163)         (14,901,641)         (68,760,730)        (196,399,678)
                                                       -------------        -------------        -------------        -------------
Net increase (decrease) ........................             364,416           (1,589,552)       $   4,894,398        $ (22,449,221)
                                                       =============        =============        =============        =============

--------------------------------------------------------------------------------

NOTE F: Concentration of Risk

Investing in securities of foreign companies and foreign governments involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the United States Government.

--------------------------------------------------------------------------------

NOTE G: Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $750 million revolving credit facility (the "Facility") to provide short-term financing if necessary, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended December 31, 1999.

FINANCIAL HIGHLIGHTS                 Alliance Bond Fund Corporate Bond Portfolio
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                            ----------------------------------------------------------------------------------------
                                                                                     CLASS A
                                            ----------------------------------------------------------------------------------------
                                             Six Months
                                               Ended
                                            December 31,                               Year Ended June 30,
                                                1999          ---------------------------------------------------------------------
                                            (unaudited)         1999           1998            1997            1996          1995
                                            ------------      --------       --------        --------        --------      --------
Net asset value, beginning of year ......     $  12.49        $  14.19       $  14.19        $  13.29        $  12.92      $  12.51
                                              --------        --------       --------        --------        --------      --------
Income From Investment Operations
Net investment income ...................          .52(a)         1.06(a)        1.08(a)         1.15(a)         1.26          1.19
Net realized and unrealized gain (loss)
    on investment transactions ..........         (.09)          (1.64)           .12             .97             .27           .36
                                              --------        --------       --------        --------        --------      --------
Net increase (decrease) in net asset
    value from operations ...............          .43            (.58)          1.20            2.12            1.53          1.55
                                              --------        --------       --------        --------        --------      --------
Less: Dividends and Distributions
Dividends from net investment income ....         (.57)          (1.07)         (1.08)          (1.22)          (1.16)        (1.14)
Distributions in excess of net investment
    income ..............................          -0-            (.01)          (.12)            -0-             -0-           -0-
Tax return of capital ...................          -0-            (.04)           -0-             -0-             -0-           -0-
                                              --------        --------       --------        --------        --------      --------
Total dividends and distributions .......         (.57)          (1.12)         (1.20)          (1.22)          (1.16)        (1.14)
                                              --------        --------       --------        --------        --------      --------
Net asset value, end of period ..........     $  12.35        $  12.49       $  14.19        $  14.19        $  13.29      $  12.92
                                              ========        ========       ========        ========        ========      ========
Total Return
Total investment return based on net
    asset value (b) .....................         3.29%          (4.08)%         8.66%          16.59%          12.14%        13.26%
Ratios/Supplemental Data
Net assets, end of period
    (000's omitted) .....................     $475,150        $476,141       $510,397        $370,845        $277,369      $230,750
Ratio of expenses to average net assets .         1.15%(c)        1.11%          1.05%           1.12%           1.20%         1.24%
Ratio of net investment income to
    average net assets ..................         8.42%(c)        8.13%          7.52%           8.34%           9.46%         9.70%
Portfolio turnover rate .................          163%            281%           244%            307%            389%          387%

--------------------------------------------------------------------------------
See footnote summary on page 15.

FINANCIAL HIGHLIGHTS (continued)     Alliance Bond Fund Corporate Bond Portfolio
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                            ----------------------------------------------------------------------------------------
                                                                                     CLASS B
                                            ----------------------------------------------------------------------------------------
                                             Six Months
                                               Ended
                                            December 31,                               Year Ended June 30,
                                                1999          ---------------------------------------------------------------------
                                            (unaudited)         1999           1998            1997            1996          1995
                                            ------------      --------       --------        --------        --------      --------
Net asset value, beginning of year ......    $  12.49         $  14.19       $  14.19        $  13.29        $  12.92      $  12.50
                                             --------         --------       --------        --------        --------      --------
Income From Investment Operations
Net investment income ...................         .48(a)           .97(a)         .98(a)         1.05(a)         1.15          1.11
Net realized and unrealized gain (loss)
    on investment transactions ..........        (.10)           (1.64)           .13             .98             .29           .36
                                             --------         --------       --------        --------        --------      --------
Net increase (decrease) in net asset
    value from operations ...............         .38             (.67)          1.11            2.03            1.44          1.47
                                             --------         --------       --------        --------        --------      --------
Less: Dividends and Distributions
Dividends from net investment income ....        (.52)            (.98)          (.98)          (1.13)          (1.07)        (1.05)
Distributions in excess of net investment
    income ..............................         -0-             (.01)          (.13)            -0-             -0-           -0-
Tax return of capital ...................         -0-             (.04)           -0-             -0-             -0-           -0-
                                             --------         --------       --------        --------        --------      --------
Total dividends and distributions .......        (.52)           (1.03)         (1.11)          (1.13)          (1.07)        (1.05)
                                             --------         --------       --------        --------        --------      --------
Net asset value, end of period ..........    $  12.35         $  12.49       $  14.19        $  14.19        $  13.29      $  12.92
                                             ========         ========       ========        ========        ========      ========
Total Return
Total investment return based on net
    asset value (b) .....................        2.89%           (4.77)%         7.95%          15.80%          11.38%        12.54%
Ratios/Supplemental Data
Net assets, end of period
    (000's omitted) .....................    $564,376         $630,631       $672,374        $480,326        $338,152      $241,393
Ratio of expenses to average net assets .        1.86%(c)         1.82%          1.75%           1.82%           1.90%         1.99%
Ratio of net investment income to
    average net assets ..................        7.70%(c)         7.41%          6.80%           7.62%           8.75%         9.07%
Portfolio turnover rate .................         163%             281%           244%            307%            389%          387%

--------------------------------------------------------------------------------
See footnote summary on page 15.

                                     Alliance Bond Fund Corporate Bond Portfolio
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                            ----------------------------------------------------------------------------------------
                                                                                     CLASS C
                                            ----------------------------------------------------------------------------------------
                                             Six Months
                                               Ended
                                            December 31,                               Year Ended June 30,
                                                1999          ---------------------------------------------------------------------
                                            (unaudited)         1999           1998            1997            1996          1995
                                            ------------      --------       --------        --------        --------      --------
Net asset value, beginning of year ......   $  12.49          $  14.19       $  14.19        $  13.29        $  12.93      $  12.50
                                            --------          --------       --------        --------        --------      --------
Income From Investment Operations
Net investment income ...................        .48(a)            .97(a)         .99(a)         1.04(a)         1.14          1.10
Net realized and unrealized gain (loss)
    on investment transactions ..........       (.10)            (1.64)           .12             .99             .29           .38
                                            --------          --------       --------        --------        --------      --------
Net increase (decrease) in net asset
    value from operations ...............        .38              (.67)          1.11            2.03            1.43          1.48
                                            --------          --------       --------        --------        --------      --------
Less: Dividends and Distributions
Dividends from net investment income ....       (.52)             (.98)          (.99)          (1.13)          (1.07)        (1.05)
Distributions in excess of net investment
    income ..............................        -0-              (.01)          (.12)            -0-             -0-           -0-
Tax return of capital ...................        -0-              (.04)           -0-             -0-             -0-           -0-
                                            --------          --------       --------        --------        --------      --------
Total dividends and distributions .......       (.52)            (1.03)         (1.11)          (1.13)          (1.07)        (1.05)
                                            --------          --------       --------        --------        --------      --------
Net asset value, end of period ..........   $  12.35          $  12.49       $  14.19        $  14.19        $  13.29      $  12.93
                                            ========          ========       ========        ========        ========      ========
Total Return
Total investment return based on net
    asset value (b) .....................       2.89%            (4.77)%         7.95%          15.80%          11.30%        12.62%
Ratios/Supplemental Data
Net assets, end of period
    (000's omitted) .....................   $206,453          $204,271       $254,530        $174,762        $ 83,095      $ 51,028
Ratio of expenses to average net assets .       1.86%(c)          1.81%          1.75%           1.82%           1.90%         1.84%
Ratio of net investment income to
    average net assets ..................       7.70%(c)          7.37%          6.83%           7.61%           8.74%         8.95%
Portfolio turnover rate .................        163%              281%           244%            307%            389%          387%

--------------------------------------------------------------------------------

(a)   Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(c)   Annualized.

                                     Alliance Bond Fund Corporate Bond Portfolio
================================================================================

BOARD OF DIRECTORS

John D. Carifa, Chairman and President       William H. Foulk, Jr. (1)
Ruth Block (1)                               Dr. James M. Hester (1)
David H. Dievler (1)                         Clifford L. Michel (1)
John H. Dobkin (1)                           Donald J. Robinson (1)

OFFICERS

Wayne D. Lyski, Senior Vice President        Edmund P. Bergan, Jr., Secretary
Kathleen A. Corbet, Senior Vice President    Mark D. Gersten, Treasurer &
Paul J. DeNoon, Vice President                 Chief Financial Officer
Jeffrey S. Phlegar, Vice President           Juan J. Rodriguez, Controller

CUSTODIAN                                    TRANSFER AGENT

State Street Bank & Trust Company            Alliance Fund Services, Inc.
225 Franklin Street                          P.O. Box 1520
Boston, MA 02110                             Secaucus, NJ 07096-1520
                                             Toll-Free 1-(800) 221-5672

PRINCIPAL UNDERWRITER                        INDEPENDENT AUDITORS

Alliance Fund Distributors, Inc.             Ernst & Young LLP
1345 Avenue of the Americas                  787 Seventh Avenue
New York, NY 10105                           New York, NY 10019

LEGAL COUNSEL

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

--------------------------------------------------------------------------------
(1)   Member of the Audit Committee.

THE ALLIANCE FAMILY OF MUTUAL FUNDS
================================================================================

Fixed Income

Alliance Bond Fund
       U.S. Government Portfolio
       Corporate Bond Portfolio
       Quality Bond Portfolio
Alliance Global Dollar Government Fund
Alliance Global Strategic Income Trust
Alliance High Yield Fund
Alliance Limited Maturity Government Fund
Alliance Mortgage Securities Income Fund
Alliance Multi-Market Strategy Trust
Alliance North American Government Income Trust
Alliance Short-Term U.S. Government Fund

Tax-Free Income

Alliance Municipal Income Fund
       California Portfolio
       Insured California Portfolio
       Insured National Portfolio
       National Portfolio
       New York Portfolio
Alliance Municipal Income Fund II
       Arizona Portfolio
       Florida Portfolio
       Massachusetts Portfolio
       Michigan Portfolio
       Minnesota Portfolio
       New Jersey Portfolio
       Ohio Portfolio
       Pennsylvania Portfolio
       Virginia Portfolio

Money Market

AFD Exchange Reserves

Growth

The Alliance Fund
Alliance Global Environment Fund
Alliance Growth Fund
Alliance Premier Growth Fund
Select Investors Series - Premier Portfolio

Growth & Income

Alliance Balanced Shares
Alliance Conservative Investors Fund
Alliance Growth & Income Fund
Alliance Growth Investors Fund
Alliance Real Estate Investment Fund
Alliance Utility Income Fund

Aggressive Growth

Alliance Global Small Cap Fund
Alliance Health Care Fund
Alliance Quasar Fund
Alliance Technology Fund

International

Alliance All-Asia Investment Fund
Alliance Greater China `97 Fund
Alliance International Fund
Alliance International Premier Growth Fund
Alliance New Europe Fund
Alliance Worldwide Privatization Fund

Institutional

Premier Growth
Quasar
Real Estate Investment

Closed-End Funds

Alliance All-Market Advantage Fund
ACM Government Income Fund
ACM Government Opportunity Fund
ACM Government Securities Fund
ACM Government Spectrum Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
Alliance World Dollar Government Fund
Alliance World Dollar Government Fund II
The Austria Fund
The Korean Investment Fund
The Spain Fund
The Southern Africa Fund

Cash Management Services

Alliance Capital Reserves
Alliance Government Reserves
Alliance Institutional Reserves
       Prime Portfolio
       Government Portfolio
       Tax-Free Portfolio
       Treasury Portfolio
       Trust Portfolio
Alliance Insured Account
Alliance Money Reserves
Alliance Municipal Trust
       California Portfolio
       Connecticut Portfolio
       Florida Portfolio
       General Portfolio
       Massachusetts Portfolio
       New Jersey Portfolio
       New York Portfolio
       Virginia Portfolio
Alliance Treasury Reserves
Alliance Money Market Fund
       Prime Portfolio
       General Municipal Portfolio
       Government Portfolio

                      (This page left intentionally blank.)

                      (This page left intentionally blank.)

ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO                      ---------------
1345 Avenue of the Americas                                         BULK RATE
New York, NY 10105                                                 U.S. POSTAGE
(800) 221-5672                                                         PAID
                                                                   New York, NY
                                                                 Permit No. 7131
                                                                 ---------------

Alliance Capital [LOGO]

This report is intended solely for distribution to current shareholders of the Fund.

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

CBPSR1299